Schedule For Nature And Amount of Pro Forma Adjustments Directly Attributable To The Business Combinations (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Revenues	$ 38,642	$ 34,703
Pro forma adjustments
CTS and CSP revenues prior to acquisition by Cyalume		7,891
Pro forma revenues		42,594
Net (loss) income	(50,218)	327
CTS and CSP net income prior to acquisition by Cyalume		1,055
Effect of activities/assets/liabilities not acquired by Cyalume		365
Expensing of acquisition-date inventory fair value adjustment into cost of goods sold		73
Depreciation of property, plant and equipment acquired		(72)
Amortization of intangible assets acquired		(252)
Pro forma net income		$ 1,496